UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 13, 2020 (May 8, 2020)

THE PROGRESSIVE CORPORATION
(Exact name of registrant as specified in its charter)

Ohio			001-09518	34-0963169
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

6300 Wilson Mills Road,	Mayfield Village,	Ohio		44143
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code (440) 461-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	PGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§204.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) At the Annual Meeting of Shareholders held on May 8, 2020, 489,894,214 common shares were represented in person or by proxy.

(b) At the Annual Meeting, shareholders took the following actions:

•	Proposal One - Shareholders elected each of the twelve directors named below. The votes cast with respect to each director were as follows:

Director	Term Expires	For	Against	Abstain	Broker Non-Votes
Philip Bleser	2021	451,750,091	919,475	1,788,919	35,435,729
Stuart B. Burgdoerfer	2021	438,626,396	14,067,230	1,764,859	35,435,729
Pamela J. Craig	2021	451,839,281	884,857	1,734,347	35,435,729
Charles A. Davis	2021	440,557,825	13,528,390	372,270	35,435,729
Roger N. Farah	2021	440,112,214	12,553,000	1,793,271	35,435,729
Lawton W. Fitt	2021	404,733,018	43,470,075	6,255,392	35,435,729
Susan Patricia Griffith	2021	447,840,313	6,355,855	262,317	35,435,729
Jeffrey D. Kelly	2021	449,592,274	3,045,164	1,821,047	35,435,729
Patrick H. Nettles, Ph.D.	2021	421,266,277	31,400,837	1,791,371	35,435,729
Barbara R. Snyder	2021	451,400,953	2,709,202	348,330	35,435,729
Jan E. Tighe	2021	451,563,604	1,117,378	1,777,503	35,435,729
Kahina Van Dyke	2021	450,595,638	2,086,370	1,776,477	35,435,729

•
Proposal Two - Cast an advisory vote approving our executive compensation program. This proposal received 430,816,191 affirmative votes and 19,685,201 negative votes. There were 3,957,093 abstentions and 35,435,729 broker non-votes with respect to this proposal.

•
Proposal Three - Ratified the appointment of PricewaterhouseCoopers LLP as The Progressive Corporation's independent registered public accounting firm for 2020. This proposal received 461,284,200 affirmative votes and 28,332,070 negative votes. There were 277,944 abstentions and no broker non-votes with respect to this proposal.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See exhibit index on page 4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2020
THE PROGRESSIVE CORPORATION

By: /s/ Mariann Wojtkun Marshall
                            Name: Mariann Wojtkun Marshall
Title: Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No. Under Reg. S-K Item 601	Form 8-K Exhibit No.	Description
104	104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).

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